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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                April 30, 1998

                          SNYDER COMMUNICATIONS, INC.
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            (Exact name of Registrant as specified in its charter)


         Delaware                    1-12145                    52-1983617
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)


                  Two Democracy Center, 6903 Rockledge Drive
                     15th Floor, Bethesda, Maryland 20817
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      (Address of principal executive offices)                (Zip Code)


                                (301) 468-1010
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             (Registrant's telephone number, including area code)


                                Not applicable
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        (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS


Post-Merger Financial Results


     The following is a summary of certain interim financial information of Snyder Communications, Inc. (the "Company"), on a consolidated basis, reflecting the combined operations of the Company, including Publimed Promotions S.A. ("Publimed") and Arnold Communications, Inc. ("Arnold"). The Company acquired both Publimed and Arnold in March 1998, and both acquisitions were accounted for as pooling of interests transactions for financial reporting purposes. For the month ended April 30, 1998, the Company recorded $56.9 million in consolidated net revenues and $5.0 million in consolidated net income.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SNYDER COMMUNICATIONS,  INC.
                                         (Registrant)



Date:  May 21, 1998             By:  Michele D. Snyder
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                                     Michele D. Snyder
                                     Vice Chairman, President
                                     and Chief Operating Officer



Date:  May 21, 1998             By:  A. Clayton Perfall
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                                     A. Clayton Perfall
                                     Chief Financial Officer